Exhibit 21

SUBSIDIARIES OF THE COMPANY

1.	BRENNER’S ON THE BAYOU, INC., a Texas corporation

2.	BUBBA GUMP HONG KONG LIMITED, a Hong Kong corporation

3.	BUBBA GUMP SHRIMP CO. INTERNATIONAL, LLC, a Nevada corporation

4.	BUBBA GUMP SHRIMP CO. RESTAURANTS, INC., a Delaware corporation

5.	C.A. MUER CORPORATION, a Michigan corporation

6.	CAPT. CRAB’S TAKE-AWAY OF 79TH STREET, INC., a Florida corporation

7.	CHLN, INC., a Delaware corporation

8.	CHLN-MARYLAND, INC., a Maryland corporation

9.	CRAB HOUSE, INC., a Florida corporation

10.	CRYO REALTY CORP., a Florida corporation

11.	FSI DEVCO, INC., a Nevada corporation

12.	FSI RESTAURANT DEVELOPMENT LIMITED, a Texas limited liability company

13.	GNL, CORP., a Nevada corporation

14.	GNLV, CORP., a Nevada corporation

15.	GOLDEN NUGGET EXPERIENCE, LLC, a Nevada limited liability company

16.	GOLDEN NUGGET, INC., a Nevada corporation

17.	HOSPITALITY HEADQUARTERS, INC., a Texas corporation

18.	HOUSTON AQUARIUM, INC., a Texas corporation

19.	INN AT THE BALLPARK CATERING, INC., a Texas corporation

20.	ISLAND ENTERTAINMENT, INC., a Texas corporation

21.	ISLAND HOSPITALITY, INC., a Texas corporation

22.	LANDRY’S A/C GAMING, INC., a New Jersey corporation

23.	LANDRY’S CRAB SHACK, INC., a Texas corporation

24.	LANDRY’S DEVELOPMENT, INC., a Texas corporation

25.	LANDRY’S DOWNTOWN AQUARIUM, INC., a Colorado corporation

26.	LANDRY’S E/C GAMING, INC., a Delaware corporation

27.	LANDRY’S G.P., INC., a Delaware corporation

28.	LANDRY’S GAMING, INC., a Nevada corporation

29.	LANDRY’S HARLOWS, INC., a Texas corporation

30.	LANDRY’S LIMITED, INC., a Delaware corporation

31.	LANDRY’S MANAGEMENT, L.P., a Delaware corporation

32.	LANDRY’S PESCE, INC., a Texas corporation

33.	LANDRY’S SEAFOOD & STEAK HOUSE-CORPUS CHRISTI, INC., a Texas corporation

34.	LANDRY’S SEAFOOD HOUSE – ALABAMA, INC., an Alabama corporation

35.	LANDRY’S SEAFOOD HOUSE – ARLINGTON, INC., a Texas corporation

36.	LANDRY’S SEAFOOD HOUSE – BILOXI, INC., a Mississippi corporation

37.	LANDRY’S SEAFOOD HOUSE – COLORADO, INC., a Colorado corporation

38.	LANDRY’S SEAFOOD HOUSE – FLORIDA, INC., a Florida corporation

39.	LANDRY’S SEAFOOD HOUSE – LAFAYETTE, INC., a Louisiana corporation

40.	LANDRY’S SEAFOOD HOUSE – MEMPHIS, INC., a Tennessee corporation

41.	LANDRY’S SEAFOOD HOUSE – MINNESOTA, INC., a Minnesota corporation

42.	LANDRY’S SEAFOOD HOUSE – MISSOURI, INC., a Missouri corporation

43.	LANDRY’S SEAFOOD HOUSE – NEVADA, INC., a Nevada corporation

44.	LANDRY’S SEAFOOD HOUSE – NEW MEXICO, INC., a New Mexico corporation

45.	LANDRY’S SEAFOOD HOUSE – NEW ORLEANS, INC., a Louisiana corporation

46.	LANDRY’S SEAFOOD HOUSE – NORTH CAROLINA, INC., a North Carolina corporation

47.	LANDRY’S SEAFOOD HOUSE – OHIO, INC., an Ohio corporation

48.	LANDRY’S SEAFOOD HOUSE – SAN LUIS, INC., a Texas corporation

49.	LANDRY’S SEAFOOD HOUSE – SOUTH CAROLINA, INC., a South Carolina corporation

50.	LANDRY’S SEAFOOD INN & OYSTER BAR – GALVESTON, INC., a Texas corporation

51.	LANDRY’S SEAFOOD INN & OYSTER BAR – KEMAH, INC., a Texas corporation

52.	LANDRY’S SEAFOOD INN & OYSTER BAR – SAN ANTONIO, INC., a Texas corporation

53.	LANDRY’S SEAFOOD INN & OYSTER BAR – SUGAR CREEK, INC., a Texas corporation

54.	LANDRY’S SEAFOOD INN & OYSTER BAR II, INC., a Texas corporation

55.	LANDRY’S SEAFOOD INN & OYSTER BAR, INC., a Texas corporation

56.	LANDRY’S SEAFOOD KEMAH, INC., a Texas corporation

57.	LANDRY’S TRADEMARK, INC., a Delaware corporation

58.	LCH ACQUISITION, INC., a Delaware corporation

59.	LCHLN, INC., a Delaware corporation

60.	LGE, INC., a Delaware corporation

61.	LSRI HOLDINGS, INC., a Delaware corporation

62.	MARINA ACQUISITION CORPORATION OF FLORIDA, INC., a Florida corporation

63.	NASHVILLE AQUARIUM, INC., a Texas corporation

64.	NEVADA ACQUISITION CORP., a Delaware corporation

65.	RAINFOREST CAFÉ CANADA HOLDINGS, INC., a Canadian corporation

66.	RAINFOREST CAFÉ, INC., a Minnesota corporation

67.	RAINFOREST CAFÉ, INC. – BALTIMORE COUNTY, a Maryland corporation

68.	RAINFOREST CAFÉ, INC. – CHA CHA, a Texas corporation

69.	RAINFOREST CAFÉ, INC. – KANSAS, a Kansas corporation

70.	SALTGRASS, INC., a Texas corporation

71.	SEAFOOD HOLDING SUPPLY, INC., a Delaware corporation

72.	SUMMIT AIRCRAFT SERVICES, INC., a Delaware corporation

73.	SUMMIT ONE NETWORK, INC., a Delaware corporation

74.	SUMMIT SEAFOOD SUPPLY, INC., a Delaware corporation

75.	SUMMIT SUPPLY, INC., a Delaware corporation

76.	TEXAS GAMING, LLC, a Delaware corporation

77.	THE HOFBRAU, INC., a Texas corporation

78.	THE OCEANAIRE MINNEAPOLIS RESTAURANT COMPANY, LLC, a Minnesota limited liability company

79.	THE OCEANAIRE RESTAURANT COMPANY, INC., a Minnesota corporation

80.	THE OCEANAIRE TEXAS BEVERAGE COMPANY, INC., a Texas corporation

81.	THE OCEANAIRE, INC., a Minnesota corporation

82.	T-REX CAFÉ – KANSAS CITY, INC., a Kansas corporation

83.	T-REX CAFÉ – FLORIDA, INC., a Florida corporation

84.	T-REX CAFÉ – RENO, INC., a Nevada corporation

85.	T-REX CAFÉ, INC., a Delaware corporation

86.	V & A MANHATTAN, INC., a Delaware corporation

87.	WILLIE G’S GALVESTON, INC., a Texas corporation

88.	WILLIE G’S POST OAK, INC., a Texas corporation

89.	WSI FISH LIMITED, a Texas corporation

90.	YORKDALE RAINFOREST RESTAURANTS, INC., a Canadian corporation